SCHEDULE 14A
                           (Rule 14a-101)

               INFORMATION REQUIRED IN PROXY STATEMENT
                      SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the
         Securities Exchange Act of 1934 (Amendment No. ___)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec.  240.14a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

               COLOROCS INFORMATION TECHNOLOGIES, INC.
            (Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)   and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-111:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

1Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:


     (3)  Filing Party:

     (4)  Date Filed:





               COLOROCS INFORMATION TECHNOLOGIES, INC.

                    NOTICE OF 1997 ANNUAL MEETING

                         AND PROXY STATEMENT























                         May 23, 1997


Dear Shareholder:

     You are cordially invited to attend the 1997 Annual Meeting of Shareholders of Colorocs Information Technologies, Inc. to be held at 5600 Oakbrook Parkway, Suite 260, Norcross, Georgia, on Monday, June 23, 1997 at 2:00 p.m., local time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the meeting, we also will report on the operations of the Company during the past year, and the directors and officers of the Company will be present to respond to appropriate questions from shareholders.

     I hope that you will be able to attend the Annual Meeting. If you plan to attend, please mark the appropriate box at the bottom of your proxy card so that we can make appropriate arrangements for the anticipated number of guests. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy card in the enclosed envelope at your earliest convenience. This will assure that your shares will be represented and voted at the Annual Meeting even if you are unable to attend.

                         Sincerely,



                         /s/ RUDOLPH R. RUSSO
                         Rudolph P. Russo
                         Chairman of the Board
                         and Chief Executive Officer



               COLOROCS INFORMATION TECHNOLOGIES, INC.

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD JUNE 23, 1997


     NOTICE HEREBY IS GIVEN that the 1997 Annual Meeting of
Shareholders of Colorocs Information Technologies, Inc. (the
"Company") will be held at the offices of the Company at 5600 Oakbrook Parkway, Suite 260, Norcross, Georgia, on Monday, June 23, 1997 at 2:00 p.m., local time, for the purposes of:

     1.   Electing four directors of the Company;

     2. Ratifying the appointment of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year ending December 31, 1997; and

     3. Transacting such other business as properly may come before the Annual Meeting or any adjournments thereof.

     Information relating to matters 1 and 2 above is set forth in the attached Proxy Statement. Shareholders of record at the close of business on May 16, 1997 will be entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

          By Order of the Board of Directors.



          /s/ PHILIP J. FACCHINA
          Philip J. Facchina
          Secretary

Norcross, Georgia
May 23, 1997

PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. YOU CAN SPARE YOUR COMPANY THE EXPENSE OF FURTHER PROXY SOLICITATION BY RETURNING YOUR PROXY CARD PROMPTLY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

               COLOROCS INFORMATION TECHNOLOGIES, INC.

                          _________________

                           PROXY STATEMENT
                 FOR ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD JUNE 23, 1997
                          _________________

     This Proxy Statement is furnished to the shareholders of Colorocs Information Technologies, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 1997 Annual Meeting of Shareholders of the Company and at any adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held on Monday, June 23, 1997 at 2:00 p.m. local time at the office of the Company, 5600 Oakbrook Parkway, Suite 260, Norcross, Georgia.

     The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to shareholders is May 23, 1997.





                               VOTING

General

     The securities that can be voted at the Annual Meeting consist of Common Stock of the Company, no par value, with each share entitling its owner to one vote on each matter submitted to the shareholders. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting is May 16, 1997. On the record date, 2,102,794 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

Quorum and Vote Required

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, the proposal receiving the greatest number of all votes cast "for" or "against," as well as any abstentions (including instructions to withhold authority to vote), will be used.

     In accordance with Georgia law (under which the Company is organized) and the Company's Bylaws, the vote required to elect directors (Proposal 1) is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. As a result, votes that are withheld will have no effect. With regard to the proposal to ratify the Board of Directors' appointment of independent accountants for the Company (Proposal 2), the proposal is approved if the votes cast favoring such proposal exceed the votes cast opposing such proposal, provided a quorum is present. As a result, abstentions and broker non-votes will have no effect.




Proxies

     The accompanying proxy card is for use at the Annual Meeting if a shareholder is unable to attend in person or is able to attend but does not wish to vote in person. Shareholders should specify their choices with regard to the two proposals on the accompanying proxy card. All properly executed and dated proxy cards delivered by shareholders to the Company in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions given. If no specific instructions are given, the shares represented by a signed and dated proxy card will be voted "FOR" the election of the four director nominees named in Proposal 1 and "FOR" Proposal 2. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment. The Board of Directors is not aware of any other business to be presented to a vote of the shareholders at the Annual Meeting.

     The granting of a proxy does not affect the right to vote in person should the shareholder attend the Annual Meeting. Any shareholder who has given a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to Philip J. Facchina, the Secretary of the Company, at 5600 Oakbrook Parkway, Suite 260, Norcross, Georgia 30093; by executing and delivering to Mr. Facchina a proxy card bearing a later date; or by voting in person at the Annual Meeting.

     In addition to soliciting proxies directly, the Company has requested brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by them. The Company also may solicit proxies through its directors, officers and employees in person and by telephone and facsimile, without payment of additional compensation to such persons. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

Principal Shareholders

     The following table sets forth information as of April 15, 1997 regarding the ownership of the Company's Common Stock by each person known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock and by all directors and executive officers of the Company as a group. For information regarding the beneficial ownership of the Company's Common Stock as of April 15, 1997 by each of the directors and executve officers of the Company, see "Proposal 1 - Election of Directors - Information Regarding Nominees."

Name and Position   Shares Beneficially Owned(1)  Percent of Class(1)


Rudolph P. Russo              502,247(2)               23.53%
Chairman of the Board and
Chief Executive Officer

Melton Harrell                290,875(3)               13.63%
Director

Frank J. Hanna, Jr.           264,600(4)               12.58%
Principal Shareholder

Credit Lyonnais Bank          145,575(5)                6.92%
Principal Shareholder

All current directors and     901,112(6)               40.37%
executive officers as a
group (5 persons)





(1) Beneficial ownership includes shares of Common Stock as to which a person possesses sole or shared voting and/or investment power and shares which may be acquired within 60 days after April 15, 1997 upon the exercise of outstanding stock options. Shares which may be acquired upon the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by a particular individual or group but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group. To the Company's knowledge, the named persons have sole voting and investment power with regard to the shares shown as owned by them except as otherwise referenced in the notes below.

     The shares shown include 31,250 shares that may be acquired upon the exercise of stock options. Mr. Russo's business address is 35 Market Street, Bardavon Building, Poughkeepsie, New York
     12601.

     The shares shown include 31,250 shares that Mr. Harrell may acquire upon the exercise of stock options. Mr. Harrell's business address is 615 Peachtree Street, Suite 1100, Atlanta, Georgia 30308.

     Mr. Hanna's business address is Route 1, Box 424-A, Summerville, Georgia 30747.

     The address of Credit Lyonnais Bank is Nederland NV, 63
     Coolsingel, 3012 AB Rotterdam, The Netherlands.

(6) The shares shown include 129,490 shares that may be acquired upon the exercise of stock options.





PROPOSAL 1 - ELECTION OF DIRECTORS

Nominees

     Pursuant to the Bylaws of the Company, the number of directors of the Company has been set by the Board of Directors at four, and the Board of Directors has nominated the four persons named in the table below for election as directors at the Annual Meeting. If elected, each of the four nominees would serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named as proxies on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

          The Board of Directors unanimously recommends that shareholders vote "FOR" the proposal to elect Alan McKeon, Nicholas M. Russo, Rudolph P. Russo and Joseph E. Wallace as directors of the
Company to serve until the 1998 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

Information Regarding Nominees

     The following table sets forth certain information regarding the four nominees for director. Except as otherwise indicated, each of the named persons has been engaged in his present principal occupation for more than five years. Stock ownership information is as of April 15, 1997.




                                                  Shares of Common
                                                  Stock Beneficially
                                                  Owned (Percent
Name                Business Information          of Class)(1)



Alan McKeon    Mr. McKeon, age 34, has served          66,990 (2)
               as President, Chief Operating           (3.09%)
               Officer and a director of the
               Company since April 1995.  Prior
               to joining the Company, he was
               Vice President-Sales and Marketing
               of Iterated Systems, Inc. from
               1994 to April 1995 and was President
               of Iterated Systems Ltd., a
               subsidiary of Iterated Systems,Inc.,
               from 1991 to 1993. From 1990 to 1991,
               he was OEM Business Development
               Manager for Microsoft Ltd. in the
               United Kingdom.

Nicholas M.
Russo(3)       Mr. Russo, age 63, has been a           41,000
               certified public accountant in          (1.95%)
               private practice since 1963.
               Mr. Russo has served as a director
               of the Company since February 1997.

Rudolph P.
Russo(3)       Mr. Russo, age 67, has served as       502,247 (4)
               Chairman of the Board of the Company   (23.53%)
               since 1994 and as Chief Executive
               Officer of the Company since March
               1995.  He served as Co-Chairman of the
               Board from December 1993, when he was
               first elected as a director, to
               1994. Mr. Russo has been in
               private practice as an attorney in
               Poughkeepsie, New York since 1957.

Joseph E.
Wallace(5)     Mr. Wallace, age 64, has been              -0-
               engaged in private investment
               banking doing business as Wallace
               Associates since 1982.  From 1978 to
               1982, he was Vice President of W.T.
               Grimm Co., merger and acquisition
               consultants.  From 1970 to 1978 he
               was a partner with the investment
               banking firm of Drexel, Harriman &
               Ripley.  Mr. Wallace has served as
               a director of the Company since
               February 1997.

(1) See Note (1) on page 3 hereof for the definition of "beneficial ownership".

(2) The shares shown represent shares which may be acquired by Mr. McKeon upon the exercise of stock options.

(3)  Nicholas M. Russo and Rudolph P. Russo are brothers.

(4) The shares shown include 31,250 shares which may be acquired by Mr. Russo upon the exercise of stock options.

(5)  Joseph E. Wallace and Rudolph P. Russo are brother in-laws.





Meetings and Committees of the Board of Directors

     The Board of Directors of the Company conducts its business through meetings of the full Board and through an Audit Committee. During 1996, the Board of Directors held eleven meetings and the Audit Committee held one meeting. Each director attended at least 75% of all meetings of the full Board of Directors and, if he was a member of such committee, the Audit Committee.

     The Audit Committee is responsible for reviewing with the Company's independent accountants their audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviewing the scope and results of the Company's internal auditing procedures; consulting with the independent accountants and management with regard to the Company's accounting methods and the adequacy of the Company's internal accounting controls; approving professional services provided by the independent accountants; reviewing the independence of the independent accountants; and reviewing the range of the independent accountants' audit and non-audit fees. The Audit Committee is composed of Nicholas
M. Russo (Chairman) and Joseph E. Wallace.

     The Board of Directors as a whole functions as a nominating committee to select management's nominees for election as directors of the Company. The Board of Directors will consider nominees recommended by shareholders if submitted to the Company in accordance with the procedures set forth in Section 3.7 of the Bylaws of the Company. See "Shareholders' Proposals for 1998 Annual Meeting" below.

Director Compensation

     Directors who do not serve as full time employees of the Company receive an annual retainer of $7,500 and a fee of $1,000 per Board meeting if in attendance, as well as reimbursement for Board-related expenses. Directors who serve as full time employees of the Company receive no directors' fees. The Company paid a total of $39,750 in directors' fees in 1996. No stock options were granted in 1996 under the Company's 1994 Director Stock Option Plan.

Additional Information

     For additional information that should be considered with regard to the election of directors, see "Executive Compensation," "Certain Transactions" and "Section 16(a) Beneficial Ownership Reporting
Compliance" below.


                       EXECUTIVE COMPENSATION

Summary of Compensation

     The following table sets forth information for 1994, 1995 and 1996 concerning the annual and long-term compensation earned by each person who served during 1996 as an executive officer of the Company.

                                                                        Long-Term
                                                                      Compensation
                                        Annual Compensation (1)            Awards
                                                           Other        Securities
Name and                                                  Annual       Underlying
Principal Position       Year      Salary    Bonus    Compensation         Options

Rudolph P. Russo         1996      $200,000  $-0-           $-0-              -0-
  Chairman of the        1995      $100,000  $-0-           $-0-           $ 31,250
  Board and Chief        1994 (2)
  Executive Officer

Alan McKeon(3)           1996      $141,539  $10,000        $-0-              -0-
   Chief Operating       1995      $ 50,000  $-0-           $-0-           $101,500
   Officer               1994 (2)


(1) Excludes any perquisites and other personal benefits received, the total value of which did not exceed 10% of the named person's total annual salary and bonus.

(2) Mr. Russo and Mr. McKean were not executive officers of the Company in 1994.

(3)  See "Employment Agreement" below.

Employment Agreement

     The Company and Mr. McKeon are parties to an Employment Agreement dated April 4, 1995, as amended on April 6, 1995 (the "Employment Agreement"). The Employment Agreement provided for a term of one year, an annual salary of $80,000 and the grant of options to purchase up to 101,500 shares of Common Stock of the Company at a price of $1.75 per share, subject to certain vesting requirements. Not-withstanding the vesting requirements, all stock options vest upon a "change of control" of the Company, which includes a change in the beneficial ownership of 50% or more of the Common Stock of the Company and the sale of assets of the Company having a fair market value of 50% or more of the total value of the assets of the Company. The Employment Agreement expired in April 1996.

Stock Options

     No stock options were granted to or exercised by Mr. Russo or Mr. McKeon in 1996. The following table sets forth information regarding the number and value of all of the unexercised stock options held by Mr. Russo and Mr. McKeon as of December 31, 1996.




                                             Fiscal Year End Option Values



                                   Number of Securities                    Value of Unexercised
                                   Underlying Unexercised                       In-the Money
                                   Options at Fiscal Year End         Options at Fiscal Year End (1)
Name                               Exerciseable/Unexercisable         Exercisable/Unexercisable


Rudolph P. Russo                        31,250(2)/0                               $130,469/0

Alan McKeon                             66,990/34,510(3)                        226,091/116,471

(1) Such value is computed by subtracting the option exercise price ($.95 for Mr. Russo and $1.75 for Mr. McKeon) from the market price of the Common Stock on December 31, 1996 ($5.125) and multiplying that figure by the total number of unexercised options.

(2)  All of such options were granted to Mr. Russo under the 1994
     Director Stock Option Plan.

(3) All of such options were granted to Mr. McKeon by the Board of Directors.


                        CERTAIN TRANSACTIONS

     As of December 31, 1996, the Company's majority owned subsidiary, ViewCall America, Inc. ("VCA"), had a $1,500,000 Line of credit from a bank which bears interest at the prime rate (8.25% at December 31, 1996) (the "Line of Credit"). As of December 31, 1996, VCA had an outstanding principal balance of $712,500 under the Line of Credit. Subsequent to December 31, 1996, VCA borrowed an additional $787,500 under the Line of Credit for a total outstanding principal balance of $1,500,000 as of March 31, 1997. The Line of Credit is guaranteed and fully collateralized in cash by Rudolph P. Russo, who is the Chairman of the Board and Chief Executive Officer of the Company. To secure the obligation of VCA to repay the Line of Credit, VCA granted Mr. Rosso a security interest in substantially all of the assets of VCA.

     On November 11, 1996, the Company borrowed $500,000 from Rudolph
P. Russo (the "Term Loan"). The note which evidences the Term Loan is due May 12, 1997, bears interest at the prime rate plus 2% (10.25% as of December 31, 1996) and is collateralized by substantially all of the assets of the Company. The Company paid approximately $4,000 in interest to Mr. Russo through December 31, 1996.

     In consideration of (i) the cash collateral provided by Mr. Russo to secure the Line of Credit and (ii) the making of the Term Loan, VCA issued Mr. Russo a warrant to purchase 1,062,500 shares of common stock of VCA at a purchase price of $0.70 per share (subject to certain adjustments). Additionally, pursuant to a Financing Agreement dated as of February 16, 1997 among the Company, Mr. Russo and VCA, the Company guaranteed the repayment to Mr. Russo of the cash collateral he provided to secure the Line of Credit. For this guaranty obligation, VCA issued the Company a warrant to purchase 1,062,500 shares of common stock of VCA at a purchase price of $0.70 per share (subject to certain adjustments). As security for this guaranty obligation, the Company granted Mr. Russo a security interest in substantially all of the assets of the Company.


       SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder require the Company's directors and executive officers and any persons who beneficially own more than 10% of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of their ownership of Common Stock and subsequent reports of changes in such ownership with the Securities and Exchange Commission.
Directors, executive officers and persons beneficially owning more than 10% of such stock are required by applicable regulations to furnish the Company with copies of all Section 16(a) reports they filed. Based solely on its review of the copies of such reports received by it and written representations that no other reports were required of those persons, the Company believes that during 1996, all filing requirements applicable to its directors and executive officers were complied with in a timely manner, except that Mr. McKeon and former director Richard S. Owings, Jr. failed to timely file Form 4s upon their sale of 11,000 shares of Common Stock. The Form 4s were subsequently filed by both Mr. McKeon and Mr. Owings. Additionally, Form 3s were not timely filed upon the election of Mr. Nicholas Russo and Mr. Wallace as directors of the Company. The Form 3s were subsequently filed by both Mr. Russo and Mr. Wallace.


              PROPOSAL 2 - RATIFICATION OF APPOINTMENT
                     OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed the firm of Arthur Andersen LLP to serve as independent public accountants of the Company for the fiscal year ending December 31, 1997 and has directed that such appointment be submitted to the shareholders for ratification at the Annual Meeting. Arthur Andersen LLP served as independent public accountants of the Company for the fiscal year ended December 31, 1996 and is considered by management of the Company to be well qualified. If the shareholders do not ratify the appointment of Arthur Andersen LLP, the Board of Directors will reconsider the appointment.

     Representatives of Arthur Andersen LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

     The Board of Directors unanimously recommends that shareholders vote "FOR" the proposal to ratify the appointment of Arthur Andersen LLP as independent accountants of the Company for the fiscal year ending December 31, 1997.


           SHAREHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING

     Director nominations and other proposals of shareholders intended to be presented at the 1998 Annual Meeting of Shareholders must be submitted to the Company in accordance with the procedures set forth in Sections 3.7 and 2.13, respectively, of the Bylaws of the Company. The effect of these provisions is that shareholders must submit such nominations and proposals, together with certain related information specified in the above-referenced sections of the Bylaws, in writing to the Company not later than 14 days before the date of the 1998 Annual Meeting or 5 days after notice of the 1998 Annual Meeting is given, whichever is later, in order for such matters to be brought before the 1998 Annual Meeting. All such proposals, nominations and related information should be submitted on or before the required date by certified mail, return receipt requested, to the Secretary of the Company, 5600 Oakbrook Parkway, Suite 260, Norcross, Georgia 30093.
A copy of the above-referenced sections of the Bylaws will be provided upon request in writing to the Secretary of the Company at such address.


        OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.

                                   By Order of the Board of Directors.


                                   /s/ PHILIP J. FACCHINA
                                   Philip J. Facchina
                                   Secretary

Norcross, Georgia
May 23, 1997
                             ___________

     The Company's 1996 Annual Report on Form 10-KSB, which includes audited financial statements, has been mailed to shareholders of the Company with these proxy materials. The Form 10-KSB does not form any part of the material for the solicitation of proxies


(This page intentionally left blank)









[ATTACHMENT]
Revocable Proxy
                          Common Stock

            COLOROCS INFORMATION TECHNOLOGIES, INC.

 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 1997
                ANNUAL MEETING OF SHAREHOLDERS.

     The undersigned hereby appoints Philip J. Facchina as proxy, with full power of substitution, to act for and in the name of the undersigned to vote all shares of Common Stock of Colorocs Information Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the 1997 Annual Meeting of Shareholders of the Company, to be held at the offices of the Company at 5600 Oakbrook Parkway, Suite 260, Norcross, Georgia, on Monday, June 23, 1997 at 2:00 p.m., local time, and at any and all adjournments thereof, as indicated below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
                           PROPOSALS.

1.   The election of Alan McKeon, Nicholas M. Russo, Rudolph P.
     Russo, and Joseph E. Wallace as directors to serve until the 1998 Annual Meeting of Shareholders and until their successors are elected and qualified.

     [ ]  FOR ALL NOMINEES              [ ]  WITHHOLD AUTHORITY
          listed below (except               to vote for all
          as marked to the                   nominees listed
          contrary below).                   below.

 INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

  Alan McKeon, Nicholas M. Russo, Rudolph P. Russo, Joseph E.
                            Wallace

2. The ratification of the appointment of Arthur Andersen LLP as independent public accountants for the fiscal year ending
     December 31, 1997.

               [ ]  FOR       [ ]  AGAINST   [ ]  ABSTAIN

  PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE
                   ENCLOSED PREPAID ENVELOPE.

(Continued, and to be signed and dated, on the reverse side)

(Continued from other side)

PROXY-SOLICITED BY THE BOARD OF DIRECTORS

     In his discretion, the named proxy is authorized to vote upon such other business as properly may come before the Annual
Meeting and any adjournments thereof.

     THIS PROXY CARD WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY CARD WILL BE VOTED IN THE DISCRETION OF THE NAMED PROXY "FOR" THE ELECTION OF THE FOUR DIRECTOR NOMINEES NAMED IN PROPOSAL 1 AND "FOR" PROPOSAL 2. If any other business is presented to a vote of the shareholders at the Annual Meeting, this proxy card will be voted by the named proxy in his best judgment. At the present time, the Board of Directors knows of no other business to be presented to a vote of the shareholders at the Annual Meeting.

     If the undersigned elects to withdraw this proxy card on or before the time of the Annual Meeting or any adjournments thereof and notifies the Secretary of the Company at or prior to the Annual Meeting of the decision of the undersigned to withdraw this proxy card, then the power of said proxies shall be deemed terminated and of no further force and effect. If the undersigned withdraws this proxy card in the manner described above and prior to the Annual Meeting does not submit a duly executed and subsequently dated proxy card to the Company, the undersigned may vote in person at the Annual Meeting all shares of Common Stock of the Company owned by the undersigned as of the record date, May 16, 1997.

     Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If the holder is a corporation or a partnership, the full corporate or partnership name should be signed by a duly authorized officer.


                         Date:                         , 1997


                         Signature


                         Signature, if shares held jointly

                         Do you plan to attend the Annual
                         Meeting?    YES [ ]      NO   [ ]